Exhibit 32

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Skibo Financial Corp.(the "Company") on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Walter
G. Kelly, President and Chief Executive Officer, and Carol A. Gilbert, Chief Financial and Operating Officer, Treasurer and Secretary, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.





/s/Walter G. Kelly                        /s/Carol A. Gilbert
-------------------------------------     --------------------------------------
Walter G. Kelly                           Carol A. Gilbert
President and Chief Executive Officer     Chief Financial and Operating Officer,
(Principal Executive Officer)             Secretary and Treasurer
                                          (Principal Financial and Accounting
                                          Officer)

Date: October 31, 2003                    Date: October 31, 2003